UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 23, 2025
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

First Amendment to Equity Purchase Agreement

On December 23, 2025 Momentus Inc. (“Momentus” or the “Company”) entered into a First Amendment to Equity Purchase Agreement (the “EPA Amendment”) with Yield Point NY LLC (“Yield Point”) to, among other things, amend the Equity Purchase Agreement dated September 25, 2025 by and between the Company and Yield Point.

The EPA Amendment, among other things, changes the purchase price of the Company’s Class A common stock, par value $0.00001 per share (“Common Stock”), issuable upon the delivery of a put notice from a fixed price of $1.24 per share to a variable price equal to 94% of the lowest trading price of the Common Stock reported during the three consecutive trading days commencing on the date the applicable put notice is delivered and amends the maximum amount of shares deliverable pursuant to a put exercise to the lesser of (a) 75% of the average daily trading volume as reported by The Nasdaq Stock Market LLC (“Nasdaq”) over the five trading days preceding the date the applicable put is delivered, (b) 25% of the trading volume as reported by Nasdaq on the date the put is delivered during the time between market opening and when the put is delivered, and (c) number of shares equal to the quotient (rounded up or down to the nearest whole number) obtained by dividing (x) 800,000 by (y) the last closing price as reported by Nasdaq on the date the put was delivered.

Except as amended, the remaining terms of the Equity Purchase Agreement remain in full force and effect.

The foregoing description of the amendment to the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the EPA Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.03	Material Modifications to the Rights of Security Holders

The information contained above in Item 1.01 of this Current Report on Form 8-K related to the securities issued to Yield Point is hereby incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	First Amendment to Equity Purchase Agreement, dated December 23, 2025, by and between Yield Point NY LLC and Momentus Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
		Title:	Chief Financial Officer

Dated:	December 29, 2025